Property and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property and Equipment

NOTE 5.  PROPERTY AND EQUIPMENT

Our property and equipment consists mainly of computer equipment, leasehold improvements and office equipment. Property and equipment is depreciated on a straight-line basis based on the useful life of the asset. Depreciation and amortization expense for the year ended December 31, 2012 and 2011 was $169,182 and $116,218, respectively.

	As of December 31,
	2012	2011
Computer equipment and software	$322,428	$293,196
Leasehold improvements	433,497	427,088
Medical office equipment	29,186	30,181
Vehicles	23,342	23,342
Office furniture and equipment	255,611	255,062
Total property and equipment	1,064,064	1,028,869
Accumulated depreciation and amortization	(592,508)	(443,694)
Total property and equipment, net	$471,556	$585,175